                                                              EXHIBIT 99.302CERT

I, William M. Lyons, certify that:

1. I have  reviewed  this  report  on  Form  N-CSR  of  American  Century  Asset
Allocation Portfolios, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of  operations,  changes in net assets,  and cash flows (if the financial  statements  are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.  The  registrant's  other  certifying  officer  and  I  are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Rule 30a-3(c)  under the  Investment  Company Act of 1940) and internal  control over  financial  reporting  (as defined in Rule  30a-3(d)  under the  Investment
Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures,  or caused such disclosure controls and  procedures to be designed  under our  supervision,  to ensure that material  information  relating to the  registrant,  including its  consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

(b) Designed  such internal  control over  financial  reporting,  or caused such internal control over financial  reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the  effectiveness  of the  registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)  Disclosed in this report any change in the  registrant's  internal  control over financial  reporting that occurred  during the second fiscal quarter of the period  covered by this report that has  materially  affected,  or is reasonably likely to materially  affect,  the registrant's  internal control over financial reporting; and

5.  The  registrant's  other  certifying  officer  and I have  disclosed  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

(a) All  significant  deficiencies  and  material  weaknesses  in the  design or operation of internal  control over  financial  reporting  which are  reasonably likely  to  adversely  affect  the  registrant's  ability  to  record,  process, summarize, and report financial information; and

(b) Any fraud,  whether  or not  material,  that  involves  management  or other employees who have a significant role in the registrant's  internal control over financial reporting.

Date:   March 31, 2005

/s/ William M. Lyons
---------------------------------------
William M. Lyons
President
(principal executive officer)

I, Maryanne L. Roepke, certify that:

1. I have  reviewed  this  report  on  Form  N-CSR  of  American  Century  Asset
Allocation Portfolios, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of  operations,  changes in net assets,  and cash flows (if the financial  statements  are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.  The  registrant's  other  certifying  officer  and  I  are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Rule 30a-3(c)  under the  Investment  Company Act of 1940) and internal  control over  financial  reporting  (as defined in Rule  30a-3(d)  under the  Investment
Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures,  or caused such disclosure controls and  procedures to be designed  under our  supervision,  to ensure that material  information  relating to the  registrant,  including its  consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

(b) Designed  such internal  control over  financial  reporting,  or caused such internal control over financial  reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the  effectiveness  of the  registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)  Disclosed in this report any change in the  registrant's  internal  control over financial  reporting that occurred  during the second fiscal quarter of the period  covered by this report that has  materially  affected,  or is reasonably likely to materially  affect,  the registrant's  internal control over financial reporting; and

5.  The  registrant's  other  certifying  officer  and I have  disclosed  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

(a) All  significant  deficiencies  and  material  weaknesses  in the  design or operation of internal  control over  financial  reporting  which are  reasonably likely  to  adversely  affect  the  registrant's  ability  to  record,  process, summarize, and report financial information; and

(b) Any fraud,  whether  or not  material,  that  involves  management  or other employees who have a significant role in the registrant's  internal control over financial reporting.

Date:  March 31, 2005

/s/ Maryanne L. Roepke
---------------------------------------
Maryanne L. Roepke
Sr. Vice President, Treasurer, and
Chief Accounting Officer
(principal financial officer)